UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017
REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 of the Current Report on Form 8-K filed on February 6, 2017 (the “Original Form 8-K”) solely to correct typographical errors on slides 11 and 13 of the investor presentation furnished as Exhibit 99.1 thereto (the “Exhibit”), both of which have been corrected on Exhibit 99.1 to this Amendment No. 1. No other changes have been made to the Original Form 8-K.

ITEM 7.01     Regulation FD Disclosure.
The Exhibit 99.1 attached hereto is a replacement of slides 11 and 13 of the Exhibit furnished on the Original Form 8-K. Exhibit 99.1 is incorporated by reference under this Item 7.01.

ITEM 9.01    Financial Statements and Exhibits.
(d) Exhibits. In accordance with general instruction B.2 of Form 8-K, the exhibit listed in the exhibit index is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit Index

No.    Exhibit

99.1	Slides 11 and 13 of the presentation Regions Financial Corporation intends to provide to institutional investors at various meetings during February 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:     /s/ Fournier J. Gale, III
Name:    Fournier J. Gale, III
Title:    Senior Executive Vice President,
General Counsel and Corporate
Secretary

Date: February 10, 2017